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                               EXHIBIT (5)(b)(1)

                           FORM OF GROUP APPLICATION

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Variable Annuity Enrollment Form
Issued by: Transamerica Life Insurance Company ("Transamerica Life Insurance
Company") 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001
Mail the enrollment form and a check: Transamerica Life Insurance Company.
Attn: Variable Annuity Dept.
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
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1. OWNER              In the event the owner is a trust, please provide
                      verification of trustees.
                      Name:                                                                 Phone No.:
                      --------------------------------------------------------------------------------------------------------------

  If no annuitant is
  specified in #2, the
  Owner will be the  Address:                                            City:                        State:      Zip:
  Annuitant.          --------------------------------------------------------------------------------------------------------------

                      [ ]Male   [ ]Female      SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ] Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
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JOINT OWNER(S)
                      Name:                                                                 Phone No.:
                      --------------------------------------------------------------------------------------------------------------


                      Address:                                            City:                        State:      Zip:
                      --------------------------------------------------------------------------------------------------------------

                      [ ]Male   [ ]Female      SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ] Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
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2. ANNUITANT
                      Name:                                                     Relationship to Owner:
                      --------------------------------------------------------------------------------------------------------------

  Complete only if    Address:                                            City:                        State:      Zip:
  different from      --------------------------------------------------------------------------------------------------------------

  Owner.              [ ]Male   [ ]Female      SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ] Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
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3. BENEFICIARY(IES)   Primary:                                        Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

                      Primary:                                        Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

                      Contingent:                                     Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

                      Contingent:                                     Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

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4.TELEPHONE           Following is authorized to make telephone transfer requests (check one only):
TRANSFERS             [ ]Owner(s) only, or
                      [ ]Owner(s) and Owner's Registered Representative (Print Rep Name)
                                                                                        --------------------------------------------

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5. ALLOCATION          Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
OF PREMIUM             If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS
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                       PORTFOLIO                                                        FIXED OPTIONS:
                       Alger Aggressive Growth                              .0%         [_] Dollar Cost Averaging            .0%
Initial Premium        Alliance Growth & Income Portfolio                   .0%                                           ------
$                      Alliance Premier Growth Portfolio                    .0%         (Must complete section 7.)
                       American Century Income & Growth                     .0%         [_] 1 Year Guarantee Period          .0%
Make check payable     American Century International                       .0%                                           ------
to Transamerica        Capital Guardian Global Portfolio                    .0%         [_] 3 Year Guarantee Period          .0%
Life Insurance         Capital Guardian U.S. Equity Portfolio               .0%                                           ------
Company.               Capital Guardian Value Portfolio                     .0%         [_] 5 Year Guarantee Period          .0%
                       Dreyfus Small Cap Value Portfolio                    .0%                                           ------
Type of Annuity;       Dreyfus U.S. Government Securities Portfolio         .0%
[_] Non-qualified      Endeavor Asset Allocation Portfolio                  .0%         Total Variable and Fixed            100%
                       Endeavor Enhanced Index Portfolio                    .0%                                           ------
Qualified Types:       Endeavor High Yield Portfolio                        .0%
Also complete          Endeavor Janus Growth Portfolio                      .0%         . Policy values, when allocated to any of
Section 6.             Endeavor Money Market Portfolio                      .0%           the Variable Options are not guaranteed
[_] IRA                Fidelity - VIP Equity-Income Portfolio               .0%           as to fixed dollar amount.
[_] Roth IRA           Fidelity - VIP Growth Portfolio                      .0%
[_] SEP/IRA            Fidelity - VIP II Contrafund(R) Portfolio            .0%         . When funds are allocated to Fixed
[_] 403(b)             Fidelity - VIP III Growth Opportunities Portfolio    .0%           Account Guarantee Periods, policy values
[_] Keogh              Fidelity - VIP III Mid Cap Portfolio                 .0%           under certificate may increase or
[_] Roth Conversion    Gabelli Global Growth                                .0%           decrease in accordance with Excess
[_] Other _________    Goldman Sachs Growth                                 .0%           Interest Adjustment prior to the end
___________________    Great Companies - America/SM/                        .0%           of Guarantee Period.
___________________    Great Companies - Global/2/                          .0%
                       Great Companies - Technology/SM/                     .0%
                       Janus Aspen - Aggressive Growth Portfolio            .0%
                       Janus Aspen - Strategic Value Portfolio              .0%
                       Janus Aspen - Worldwide Growth Portfolio             .0%
                       Jennison Growth Portfolio                            .0%
                       NWQ Value Equity                                     .0%
                       Pilgrim Baxter Mid Cap Growth                        .0%
                       Salomon All Cap                                      .0%
                       T. Rowe Price Dividend Growth                        .0%
                       T. Rowe Price Equity Income Portfolio                .0%
                       T. Rowe Price Growth Stock Portfolio                 .0%
                       T. Rowe Price International Stock Portfolio          .0%
                       T. Rowe Price Small Cap                              .0%
                       Transamerica VIF Growth Portfolio                    .0%
                       Transamerica VIF Small Company Portfolio             .0%
                       Van Kampen Emerging Growth                           .0%
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6. QUALIFIED PLAN      IRA / SEP / ROTH IRA                                                ROTH IRA Rollover
INFORMATION            $__________________ Contribution for tax year ____________                                     Date first
                       $__________________ Trustee to Trustee Transfer                     [_][_]/[_][_]/[_][_][_][_] established or
                                                                                                                      date of
                       $__________________ Rollover from [_]IRA  [_]403(b)  [_]Pension                                conversion
                                           [_]Other __________________________________
VA-ENROLL 5/99                                                                             $ ___________________ Portion previously
                                                                                                                 taxed
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7. DOLLAR COST
AVERAGING              Transfer Frequency:                    Transfer to (indicate investment option and percentage):
PROGRAM
                       DCA Program Options                    __________________  _____.0%    __________________  _____.0%
Authorized by          [_]  6 month program                   __________________  _____.0%    __________________  _____.0%
Owner signature in     [_]  12 month program                  __________________  _____.0%    __________________  _____.0%
Section 11.            Number of transfers_______             __________________  _____.0%    __________________  _____.0%
                                                              __________________  _____.0%    __________________  _____.0%
                       Other Frequency Options                __________________  _____.0%    __________________  _____.0%
                       [_]  Monthly (6 min, 24 max)                                                        Total: 100%
                       [_]  Quarterly (4 min, 8 max)
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8. OTHER               Family Income Protector Option:

                       [_]   No   [_]   Yes   (Available at an additional cost, see prospectus)
Please complete
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9. MINIMUM             Your selection cannot be changed after the certificate has been issued.* If no option specified, Return of
DEATH BENEFIT          Premium Death Benefit will apply.
                       [_]
                            5% Annually Compounding Death Benefit to age 81 (only if owner(s) and annuitant are under age 81 at time of purchase.)
                            Annual M&E risk fee and administrative charge is 1.85%
                       [_]
Select one.                 Annual Step-Up Death Benefit (only if owner(s) and annuitant are under age 81 at time of purchase.)
                            Annual M&E risk fee and administrative charge is 1.85%
                       [_]
                            Return of Premium Death Benefit
                            Annual M&E risk fee and administrative charge is 1.70%

                        *(If owner(s) or annuitant is age 85 or older on the policy date, there is no guaranteed minimum death benefit option to be elected.)
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10. REPLACEMENT         Will this annuity replace or change any existing annuity or life insurance? [_] No [_] Yes (If Yes, complete
INFORMATION                                                                                                         the following)
                        Company:                                                                     Policy No.:
                        ------------------------------------------------------------------------------------------------------------

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11. SIGNATURE(S)        .  Unless I have notified the Company of a community or marital property interest in this certificate, the
OF AUTHORIZATION           Company will rely on a good faith belief that no such interest exists and will assume no responsibity for
ACCEPTANCE                 inquiry.
                        .  To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this enrollment form becomes a part of the annuity certificate when issued to me.
                        .  I (we) am in receipt of a current prospectus for this variable annuity.
                        .  This enrollment form is subject to acceptance by Transamerica Life Insurance Company. If this enrollment form is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of premiums paid.
                       [_]  Check here if you want to be sent a copy of Statement of Additional Information.

                        I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

                        Signed at:  City:                                       State:                 Date:
                        ------------------------------------------------------------------------------------------------------------

                        Owner(s):                                                Annuitant (if not Owner):
                        ------------------------------------------------------------------------------------------------------------
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12. AGENT               Do you have any reason to believe the annuity applied for will replace or change any existing annuity or
INFORMATION             life insurance?  [_]  No    [_]  Yes

                        I HAVE REVIEWED THE APPLICANTS EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR
                        HIS/HER NEEDS.

                        Registered Representative/
                        Licensed Agent Name (please print):                             Signature:
                        ------------------------------------------------------------------------------------------------------------

                        Phone No:                            SS#/TIN [_][_][_]-[_][_]-[_][_][_][_]      [_] A   [_] B   [_] C
                        ------------------------------------

                        Transamerica Life Insurance Company Agent #:
                        ------------------------------------------------------------------------------------------------------------

                        Firm Name:
                        ------------------------------------------------------------------------------------------------------------

                        Firm Address:
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